CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial
Highlights", "Other Parties - Independent Auditors" and "Financial Statements" and to the use of our report dated December 3, 1997, which is incorporated by reference, in this Registration
Statement (Form N-1A No. 333-09341) of Harding,
Loevner Funds, Inc.


                                          ERNST & YOUNG LLP

New York, New York
November 27, 1998